Litigation (Q3)	9 Months Ended
Sep. 30, 2018
Commitments and Contingencies Disclosure [Abstract]
Litigation
8.LITIGATION

The Company is a party to the following litigation and may be a party to certain other litigation that is either judged to be not material or that arises in the ordinary course of business from time to time. The Company intends to vigorously defend its interests in these matters and does not expect that the resolution of these matters will have a material adverse effect on its business, financial condition or results of operations. However, due to the uncertainties inherent in litigation, no assurance can be given as to the outcome of these proceedings.
A complaint was filed in the Supreme Court of the State of New York by Laboratoires Majorelle SAS and Majorelle International SARL (“Majorelle”) on July 25, 2017 naming the Company, NexMed (U.S.A.), Inc. and Ferring International Center S.A. as defendants. The complaint sought a declaratory judgment that a non-compete provision in a license agreement between the Company and Majorelle, dated November 12, 2013, was unenforceable under US and foreign antitrust law, and made other claims relating to invalidity of the Company’s assignment of the license agreement to Ferring under the Ferring Asset Purchase Agreement. The complaint also alleged breach of contract, fraudulent inducement, misrepresentation and unjust enrichment relating to a separate supply agreement between the Company and Majorelle. In addition to declaratory relief, Majorelle sought damages in excess of $1.0 million, disgorgement of profits and attorney’s fees. On August 30, 2017, the Company and NexMed removed the case to federal district court in the Southern District of New York. Majorelle filed an amended complaint on October 16, 2017. The Company filed a motion to dismiss all claims in the amended complaint on December 5, 2017. On September 21, 2018, the Court granted the Company’s motion to dismiss Majorelle’s federal antitrust claim and dismissed the entire case.